SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 11, 2000
                                                         ---------------

                              Regency Group Limited
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             (Exact name of registrant as specified in its charter)


           NEVADA                   000-26687                   88-0416790
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(State or other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)


8930 E. Raintree Drive, Suite A, Scottsdale, Arizona              85260
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (480) 444-2014
                                                    --------------

       7373 E. Doubletree Ranch Road, Suite 200, Scottsdale, Arizona 85258
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         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 10, 2000 the Board of Directors of Regency Group Limited (the Company) approved a change of accountants. The Company dismissed G. Brad Beckstead as its independent accountant and engaged Semple & Cooper, LLP. During the interim period from April 1, 2000 through June 30, 2000, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report. During the interim period the Registrant has not consulted Semple & Cooper, LLP regarding any matter requiring disclosure under Regulation S-K, Item 304(E)(2).

     The Company has furnished G. Brad Beckstead with a copy of the foregoing disclosure and requested G. Brad Beckstead to furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreements with the foregoing statements.

ITEM 5. OTHER EVENTS.

     None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     None.

ITEM 8. CHANGE IN FISCAL YEAR.

     On August 10, 2000, the Board of Directors of the Company approved a change in the Company's fiscal year end from a calendar year basis to a fiscal year of June 30. The report covering the transition period will be filed on Form 10-KSB.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGENCY GROUP LIMITED


                                          By: /s/ Roberto Filice
                                              ----------------------------------
                                              Roberto Filice, Its: President

Dated: August 10, 2000